SALOMON BROTHERS WORLDWIDE INCOME FUND INC

November 7, 2001

Dear Shareholder:

Enclosed herein is the annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

During the period, the Fund's net asset value ("NAV") decreased from $12.96 per share as of October 31, 2000 to $12.24 per share as of October 31, 2001. In addition, income dividends of $1.77 per share were paid during this period. Assuming reinvestments of these dividends in additional shares of the Fund, the total rate of return based on the NAV for the twelve-month time frame was 8.52%. The Fund's performance was the result of several factors, which we highlight below.

INVESTMENT STRATEGY

The Fund primarily seeks to maintain a high level of current income by investing primarily in a portfolio of high yield foreign sovereign debt securities and high yield U.S. and non-U.S. corporate debt securities. As a secondary objective, the Fund will seek capital appreciation.

U.S. HIGH YIELD DEBT -- MARKET AND FUND REVIEW

At the commencement of the Fund's fiscal year, the U.S. Federal Reserve Board's (the "Fed's") inflation fighting bias had driven overnight rates to 6.50%. In January 2001, the market received a boost as the Fed changed its focus on the U.S. economy from inflation to a slowdown and commenced easing (i.e., lowering) rates. Rates were reduced 100 basis points(1) in January and an additional 300 basis points from March through October 2001, bringing overnight rates to 2.50%. The Fed's changing bias was caused by evidence that U.S. economic growth had slowed considerably in 2001. This evidence, in addition to the terrorist attacks on September 11th, 2001, prompted the accelerated easing of the federal funds rate(2) and the

---------------
(1) A basis point is 0.01%, or one one-hundredth of a percent.
(2) The federal funds rate ("fed funds rate") is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

continuation of the weakening bias on the economy. On November 6th, 2001 the Fed policy makers met again and reduced the benchmark U.S. interest rate by 50 basis points. Please note that the November 6th rate reduction occurred after the close of the reporting period. As of the date of this letter, the fed funds rate currently stands at 2.00%, the lowest in 40 years and the November 6 action represented the tenth cut of the year, a sequence of easing not seen since the last recession of 1991. The next FOMC(3) meeting is scheduled for December 11th, 2001.

During the period, the U.S. high yield market experienced increased levels of volatility due to a variety of factors, including large flows in and out of mutual funds, the Fed's reductions in interest rates, the continuing stream of negative economic data, equity market declines, and continued earnings warnings in the technology and telecommunications sectors. The U.S. high yield market struggled early in the period due to negative earnings revisions, weak economic data, and uncertainty surrounding the elections in the U.S.. As discussed above, the slowing economy led the Fed to begin a series of interest rate reductions, starting in January 2001. The rate reductions, in turn, resulted in significant mutual fund inflows, as well as a market rebound led by the telecommunications sector. Despite the initial enthusiasm over the interest rate cuts, however, market sentiment turned negative on news of continued deterioration in corporate earnings and falling stock prices. In July and August 2001, the U.S. high yield market rallied once again, spurred by takeover speculation, as well as by debt buybacks by distressed telecommunications companies.

The tragic events of September 11, 2001, however, dramatically reversed this latest rally. The U.S. high yield market recorded its worst month of performance since the SSB High Yield Market Index(4) began in January 1989. The SSB High Yield Market Index was down 7.2% in the month of September 2001 alone. Heightened volatility adversely impacted the valuations of bonds in industries with more cyclical exposure, or with exposure to the tourism and airline sectors.

In spite of continued economic weakness and the uncertainty surrounding the events of September 11, the U.S. high yield market rebounded in October 2001. The SSB High Yield Market Index posted a return of 3.32% for that month. This market rally resulted from strong gains in U.S. Treasuries, an increase in buying activity as bargain hunters searched for oversold credits, and $582 million in mutual fund inflows (compared to almost $2 billion in redemptions in September 2001).

Top-performing industries in the U.S. high yield bond market during the period included restaurants, supermarkets/drugstores, consumer products, financial services, housing-related, and healthcare. Better-than-expected operational performance drove the strong performance

---------------
(3) The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(4) The Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index") is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

of restaurants and supermarkets/drugstores. Consumer products benefited from steady demand. The financial services and housing-related sectors benefited from the environment of declining interest rates, as well as from surprisingly strong home sales. The healthcare sector was supported by favorable industry fundamentals and by its defensive characteristics, which had come into demand.

The worst performing industry groups during the period included telecommunications, airlines, textiles, automotive, metals & mining, and technology. The telecommunications sector suffered as the scepticism that had previously existed (regarding the viability of business plans and the ability to tap new sources of funding) gave way to a certainty that businesses would be unable to survive in their present forms. Airlines were negatively impacted by the terrorist attacks of September 11 and the dramatic slowdown in air travel that ensued. The textiles and automotive sectors suffered from the drop in demand caused by the slowing economy. The metals & mining sectors also underperformed as a result of pressure from steel imports, the declining demand for steel and depressed steel product prices. Finally, the technology industry was adversely affected by the decline in corporate spending attributable to the slowing economy.

U.S. HIGH YIELD DEBT MARKET AND FUND OUTLOOK

Looking ahead, we believe valuations in the market for U.S. high yield securities continue to appear attractive at yields in excess of 12.25%, provided they meet what we believe to be suitable credit-quality criteria. We remain cautious, however, as we believe that the longer-term positive effects of the Fed interest rate cuts will be offset by several factors in the short run, including: (i) heightened concerns about defaults, (ii) disappointing corporate profitability, (iii) intensified concerns over the U.S. and global economies,
(iv) reduced secondary market liquidity, and (v) continued equity market volatility. In view of these concerns, we are continuing to pursue a more conservative investment strategy geared to accumulating better-quality credits for the Fund.

EMERGING MARKETS DEBT -- MARKET AND FUND REVIEW

Emerging markets debt returned 3.51% during the period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(5). Developments in Argentina and Brazil set the tone for the period. Argentina -- the worst performer in the EMBI+ -- returned negative 31.65% for the period; Brazil, suffering from Argentine contagion, returned negative 0.62% for the same time period. Argentina and Brazil currently represent 36% of the total market capitalization of the EMBI+.

---------------
(5) The J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. An investor cannot invest directly in an index.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

Historically, weak performance from the largest countries that comprise the EMBI+ has tended to drag down returns across all countries in the market. However, during the period, the performances of the other 14 emerging market countries was positive, with each one outperforming the EMBI+. We feel the market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into systemic risks is a positive development.

Oil prices -- an important driver of value in the emerging debt markets -- experienced considerable price volatility during the period due to a number of factors, including the global oversupply of oil, a reduction in air travel, and the slowing U.S. economy. Oil prices traded from a high of $35.58 to a low of $21.18 as investors focused on declining demand. Prices closed the period at their low of $21.18 per barrel. OPEC(6) continued to regulate production as it proactively intervened to defend the low end of the range. OPEC's latest intervention occurred on September 1, 2001, when it cut production by one million barrels per day. Further production cuts may be needed to keep the low end of OPEC's price range above $21 per barrel.

LATIN AMERICA

As a region, Latin America returned negative 4.65% for the period, underperforming the EMBI+ by more than 8.0%. The region continues to be influenced by the recession in Argentina and its contagion effect on the Brazilian real, as well as by heightened inflationary pressure.

ARGENTINE DEBT returned negative 31.65% for the period -- the worst performance in the EMBI+. The country continues to struggle with a weak economy and the increased likelihood of default. In August 2001, the high yield market in Argentina experienced positive momentum after the IMF(7) announced that an additional $8 billion would be injected into the economy to help alleviate short-term pressure on deposits and reserves. This positive momentum came to a halt in October, however, when Standard & Poor's(8) reduced Argentina's external debt rating from CCC+ to CC. We continue to keep the Fund underweighted in Argentine debt while monitoring developments closely.

---------------
(6) The Organization of Petroleum Exporting Countries (OPEC) is an international organization of 11 developing countries each of which are heavily reliant on oil revenues as its main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the Organization. The current Members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.
(7) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
(8) Standard and Poor's Service is one of two major credit rating agencies.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

BRAZILIAN DEBT returned negative 0.62% for the period, underperforming the EMBI+ by more than 4.0%. Two factors negatively affected the Brazilian economy during the period: the spike in volatility in international financial markets, and concerns about weakness in the Brazilian real. The Brazilian Central Bank continued its tightening policy, raising the Selic (the overnight lending rate in Brazil) to 19.0%. In our opinion, the key issue for Brazil remains the sustainability of its public sector debt in an environment where Argentina's problems keep the exchange rate and local interest rates under pressure. The market welcomed the IMF's announcement in August 2001, granting an extension of a $15 billion line of credit. We feel positive local developments, however, are still outweighed by negative news out of Argentina. While we expect that investment opportunities may arise in Brazil, we maintained the Fund's slightly underweighted position relative to the EMBI+ during the period.

MEXICAN DEBT returned 16.79% for the period, outperforming the EMBI+ by more than 13.0%. The Mexican economy benefited from oil prices in the $20-range as reflected in its overall levels of growth and fiscal strength. We believe the market continues to anticipate a Standard & Poor's upgrade of Mexico's debt to investment grade, although the fact that the global economic slowdown and recession in the U.S. have gained momentum will likely delay the rating agency's decision. During the period, we maintained the Fund's exposure to Mexico since we feel it is one of the most stable countries in the emerging markets, and since it reflects our overall defensive strategy for the Fund today.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non Latin American countries outperformed Latin American countries during the period as the region returned 14.06% and outperformed the index by over 15%. Russia 20.41%, Turkey 12.55%, Bulgaria 10.45%, South Korea 9.15%, Nigeria 9.00%, Qatar 8.38%, the Philippines 7.75%, Poland 5.43% and Morocco 2.13% positively drove non-Latin performance for the period.

RUSSIAN DEBT, the best performer in the EMBI+, returned an impressive 36.27% for the period. The Russian economy continues to benefit from oil prices at the $20 level as reflected in its overall economic strength. During the period, Moody's(9) revised Russia's foreign currency bond rating upward, from B3 to B2, due to Russia's improved capacity to service its debt. Improving fundamentals may lead to credit rating upgrades over the medium term for Russian debt securities as well. In response to these factors, we kept the Fund overweighted in Russian debt during the period.

TURKISH DEBT returned 5.87% for the period, as measured by the EMBI+. During July and August 2001, important new laws were passed, and the necessary restructuring of the Turkish banking sector commenced. The Turkish government embarked on a widely publicized campaign to strengthen the Turkish lira, and the IMF and World Bank(10) disbursed an additional $4.2 billion to Turkey. More recently, market sentiment improved toward Turkey,

---------------
 (9) Moody's Investor Service is one of two major credit rating agencies.
(10) The World Bank helps developing countries fight poverty and establish economic growth that is stable, sustainable, and equitable. One of the ways that the World Bank provides assistance is by lending countries money.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

thanks to the increasing likelihood of a new international support package enhanced by its current geopolitical position. Following the events of September 11, we took a small position in Turkish sovereign debt, which benefited the Fund's performance. We will continue to monitor developments closely.

EMERGING MARKETS DEBT -- MARKET AND FUND OUTLOOK

We believe that the Fund's investments performed well during the period, amid high volatility in the global financial markets and given Argentina's continued fiscal turmoil. Excluding Argentina, the EMBI+ returned 14.90% during the period -- a very strong performance given the uncertain economic environment. We continue to keep the Fund fully invested in a diversified portfolio of emerging markets debt securities. That said, we have become more defensive in our outlook and have reduced our exposure to market risk over the past few months.

In a continuing effort to provide timely information concerning Salomon Brothers Worldwide Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Fund's stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,


/s/ HEATH B. McLENDON                                        /s/ PETER J. WILBY
HEATH B. MCLENDON                                            PETER J. WILBY
Chairman and President                                       Executive Vice President

/s/ JAMES E. CRAIGE                                          /s/ BETH A. SEMMEL
JAMES E. CRAIGE                                              BETH A. SEMMEL
Executive Vice President                                     Executive Vice President

Please note, the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to the appropriate pages of this report for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 2001

                         PRINCIPAL
                         AMOUNT(+)                           SOVEREIGN BONDS(a) -- 86.3%                           VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             ARGENTINA -- 7.8%
                                             Republic of Argentina:
ARS                        2,330,000           8.750%, due 7/10/02.......................................       $  1,585,034
                          13,256,000           14.592% due 4/10/05(b)....................................          7,589,060
ARS                        3,935,017           BOCON, Pro 1, 3.1716% due 4/1/07(b).......................          1,373,658
                           6,998,000           Zero coupon due 10/15/03..................................          4,793,630
                                                                                                                ------------
                                                                                                                  15,341,382
                                                                                                                ------------
                                             BRAZIL -- 21.7%
                                             Federal Republic of Brazil:
                           2,765,000           9.625% due 7/15/05........................................          2,449,790
                           6,500,000           8.875% due 4/15/24........................................          3,802,500
                             135,000           12.250% due 3/6/30........................................            101,520
                          48,851,000           11.000% due 8/17/40.......................................         32,730,170
                             410,688           MYDFA, 3.9375% due 9/15/07(b).............................            300,621
                           4,780,000           Par Bond, Series Z-L, 6.000% due 4/15/24(b)...............          3,232,475
                                                                                                                ------------
                                                                                                                  42,617,076
                                                                                                                ------------
                                             BULGARIA -- 4.9%
                                             Republic of Bulgaria:
                           1,400,000           Discount Bond, Series A, 4.5625% due 7/28/24(b)...........          1,106,000
                          10,500,000           FLIRB, Series A, 4.5625% due 7/28/12(b)...................          8,531,250
                                                                                                                ------------
                                                                                                                   9,637,250
                                                                                                                ------------
                                             COLOMBIA -- 1.2%
                                             Republic of Colombia:
                           1,000,000           8.700% due 2/15/16........................................            770,200
                           1,600,000           11.750% due 2/25/20.......................................          1,565,200
                                                                                                                ------------
                                                                                                                   2,335,400
                                                                                                                ------------
                                             COSTA RICA -- 1.4%
                                             Costa Rica:
                             850,000           9.995% due 8/1/20(c)......................................            955,188
                           1,900,000           Principal Bond, Series B, 6.250% due 5/21/15..............          1,862,000
                                                                                                                ------------
                                                                                                                   2,817,188
                                                                                                                ------------
                                             CROATIA -- 0.0%
                              13,906         Republic of Croatia, Series A, 4.5625% due 7/31/10(b):......             13,558
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 2001


                         PRINCIPAL
                         AMOUNT(+)                          SOVEREIGN BONDS(a) (CONTINUED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             ECUADOR -- 2.8%
                                             Republic of Ecuador:
                           1,001,000           12.000% due 11/15/12......................................       $    660,660
                           7,275,000           5.000% due 8/15/30(b).....................................          2,964,563
                           4,741,000           5.000% due 8/15/30(b)(c)..................................          1,931,957
                                                                                                                ------------
                                                                                                                   5,557,180
                                                                                                                ------------
                                             IVORY COAST -- 0.7%
                           8,550,000         Ivory Coast, FLIRB, due 3/31/18(d)(e).......................          1,368,000
                                                                                                                ------------
                                             JAMAICA -- 1.3%
                                             Government of Jamaica:
                             700,000           10.875% due 6/10/05.......................................            724,500
                           1,650,000           12.750% due 9/1/07(c).....................................          1,802,625
                                                                                                                ------------
                                                                                                                   2,527,125
                                                                                                                ------------
                                             MEXICO -- 4.5%
                           7,100,000         United Mexican States, 11.500% due 5/15/26..................          8,905,175
                                                                                                                ------------
                                             PANAMA -- 1.6%
                           3,611,085         Republic of Panama, IRB, 4.750% due 7/17/14(b)..............          3,123,589
                                                                                                                ------------
                                             PERU -- 5.0%
                          13,575,000         Republic of Peru, PDI Bond, 4.500% due 3/7/17(b)............          9,833,391
                                                                                                                ------------
                                             PHILIPPINES -- 3.9%
                                             Republic of Philippines:
                           2,568,000           9.500% due 10/21/24.......................................          2,555,160
                           3,400,000           DCB, Series 92-B, 4.8125% due 12/1/09(b)..................          2,983,500
                           2,333,334           FLIRB, Series B, 4.8125% due 6/1/08(b)....................          2,047,500
                                                                                                                ------------
                                                                                                                   7,586,160
                                                                                                                ------------
                                             POLAND -- 2.1%
                           4,069,890         Republic of Poland, PDI Bond, 6.000% due 10/27/14(b)........          4,016,473
                                                                                                                ------------
                                             RUSSIA -- 20.8%
                                             Russia:
                          19,250,000           10.000% due 6/26/07.......................................         17,704,225
                          22,726,576           8.25% due 3/31/10.........................................         17,989,221
                              25,000           12.750% due 6/24/28.......................................             25,243
                          10,000,000           5.000% due 3/31/30(b).....................................          4,810,500
                             661,250           5.000% due 3/31/30(b)(c)..................................            318,094
                                                                                                                ------------
                                                                                                                  40,847,283
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 2001


                         PRINCIPAL
                         AMOUNT(+)                          SOVEREIGN BONDS(a) (CONCLUDED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             SOUTH KOREA -- 0.0%
                              50,000         Korea Development Bank, 7.625% due 10/1/02..................       $     52,131
                                                                                                                ------------
                                             TURKEY -- 0.8%
                                             Republic of Turkey:
                           1,500,000           11.750% due 6/15/10.......................................          1,380,000
                             150,000           11.875% due 1/15/30.......................................            130,125
                                                                                                                ------------
                                                                                                                   1,510,125
                                                                                                                ------------
                                             URUGUAY -- 0.7%
                           1,447,368         Uruguay, DCB, Series B, 4.8125% due 2/19/07(b)..............          1,411,184
                                                                                                                ------------
                                             VENEZUELA -- 5.1%
                                             Republic of Venezuela:
                             400,520           DCB, Series DL, 4.750% due 12/18/07(b)....................            317,663
                           6,750,000           Discount Bond, Series W-A, 3.1875% due 3/31/20 (including
                                               48,195 warrants)(b).......................................          5,062,500
                           4,000,000           Discount Bond, Series W-B, 4.875% due 3/31/20 (including
                                               28,560 warrants)(b).......................................          3,000,000
                           1,853,040           NMB, Series A, 4.875% due 12/18/05(b).....................          1,531,074
                                                                                                                ------------
                                                                                                                   9,911,237
                                                                                                                ------------

                                             TOTAL SOVEREIGN BONDS (cost $170,845,525)...................        169,410,907
                                                                                                                ------------
                                             LOAN PARTICIPATIONS(a)(f) -- 5.2%
----------------------------------------------------------------------------------------------------------------------------
Yen                      297,500,000         The People's Democratic Republic of Algeria Tranche 3,
                                               0.9375% due 3/4/10 (Chase Manhattan)(b)...................          1,699,584
                             962,238         The People's Democratic Republic of Algeria Tranche 1,
                                               4.3125% due 9/4/06 (Chase Manhattan)(b)...................            832,336
                           5,950,000         The People's Democratic Republic of Algeria Tranche 3,
                                               4.3125% due 3/4/10 (Chase Manhattan)(b)...................          4,849,250
                           2,900,000         Kingdom of Morocco, Tranche A, 5.09375% due 1/1/09 (Morgan
                                               Stanley Emerging Markets Inc.)(b).........................          2,537,500
                             245,095         Kingdom of Morocco, Tranche B, 5.09375% due 1/1/04 (Morgan
                                               Stanley Emerging Markets Inc.)(b).........................            212,007
                                                                                                                ------------

                                             TOTAL LOAN PARTICIPATIONS (cost $9,900,199).................         10,130,677
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 2001

                            PRINCIPAL
                            AMOUNT(+)                               CORPORATE BONDS(a) -- 5.6%                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                                                   Indonesia:
                                 3,000,000           Tjiwi Kimia International Finance Company B.V., 10.000%
                                                       due 8/1/04(d)(e)........................................       $    465,000
                                                   Mexico
                                 8,000,000           Pemex Projects Funding Master Trust, 9.125% due
                                                     10/13/10..................................................          8,440,000
                                                   Singapore:
                                 2,000,000           APP China Group, 14.000% due 3/15/10(d)(e)................            175,000
                                                   United States:
                                 4,825,159           Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.750%
                                                       thereafter) due 4/1/09..................................          1,905,938
                                                                                                                      ------------

                                                   TOTAL CORPORATE BONDS (cost $17,907,646)....................         10,985,938
                                                                                                                      ------------
                                                   WARRANTS AND RIGHTS(a) -- 0.0%
----------------------------------------------------------------------------------------------------------------------------------
                            2,000 warrants         APP China Group(Exercisable into 12.914 shares of Asia Pulp &
                                                     Paper at an exercise price of $7.8375 per share)(c)(e)....                 --
                          6,046,000 rights         United Mexican States, (Expiring 6/30/03)(e)................             36,274
                                                                                                                      ------------

                                                   TOTAL WARRANTS AND RIGHTS (cost $0).........................             36,274
                                                                                                                      ------------
                                                   REPURCHASE AGREEMENT -- 2.9%
----------------------------------------------------------------------------------------------------------------------------------
                                 3,948,000         Greenwich Capital Markets, 2.550% due 11/1/01; Proceeds at
                                                     maturity -- $3,948,280; (Fully collateralized by U.S.
                                                     Treasury Notes, 5.750% due 11/30/02; Market
                                                     Value -- $4,029,000)......................................          3,948,000
                                 1,661,000         Warburg Dillon Read LLC, 2.550% due 11/1/01; Proceeds at
                                                     maturity -- $1,661,118; (Fully collateralized by U.S.
                                                     Treasury Bonds, 8.000% due 11/15/21; Market
                                                     Value -- $1,694,820)                                                1,661,000
                                                                                                                      ------------

                                                   TOTAL REPURCHASE AGREEMENTS (cost $5,609,000)...............          5,609,000
                                                                                                                      ------------

                                                   TOTAL INVESTMENTS -- 100% (cost $204,262,370)...............       $196,172,796
                                                                                                                      ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 2001

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2001:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 238,000,000    US$1,966,942    US$1,944,523    11/19/01      $22,419

 (*) Aggregate cost for federal income tax purposes is substantially the same.

 (+) Principal amount denominated in U.S. Dollars unless otherwise indicated.

 (a) All or a portion of these securities are segregated as collateral pursuant to a loan agreement.

 (b) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (c) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (d) Security is currently in default.

 (e) Non-income producing security.

 (f) Participation interests were acquired through the financial institutions indicated parenthetically.

      ARS  --   Argentine Peso.
    BOCON  --   Bonos De Consolidacion.
      DCB  --   Debt Conversion Bond.
    FLIRB  --   Front Loaded Interest Reduction Bond.
      IRB  --   Interest Reduction Bond.
    MYDFA  --   Multi Year Depository Facility Agreement.
      NMB  --   New Money Bond.
      PDI  --   Past Due Interest.
      Yen  --   Japanese Yen.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

ASSETS
Investments, at value (cost -- $204,262,370)................  $196,172,796
Receivable for investments sold.............................    20,159,885
Interest receivable.........................................     3,898,035
Net unrealized appreciation on forward foreign currency
  contracts.................................................        22,419
Prepaid expenses............................................         7,416
                                                              ------------
        Total assets........................................   220,260,551
                                                              ------------
LIABILITIES
Loan payable (Note 5).......................................    60,000,000
Payable for investments purchased...........................     2,528,438
Accrued interest expense on loan (Note 5)...................       693,586
Accrued management fee......................................       118,130
Accrued administration fee..................................        19,771
Payable to bank.............................................         3,383
Accrued expenses............................................       196,051
                                                              ------------
        Total liabilities...................................    63,559,359
                                                              ------------
        Total Net Assets....................................  $156,701,192
                                                              ============
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,804,054 shares outstanding)............................  $     12,804
Additional paid-in capital..................................   178,332,667
Undistributed net investment income.........................     1,307,864
Accumulated net realized loss on investments................   (14,884,877)
Net unrealized depreciation on investments and foreign
  currencies................................................    (8,067,266)
                                                              ------------
        Total Net Assets....................................  $156,701,192
                                                              ============
NET ASSET VALUE PER SHARE ($156,701,192 / 12,804,054
  shares)...................................................  $      12.24
                                                              ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 2001

NET INVESTMENT INCOME
    INCOME
        Interest............................................                $26,381,986
    EXPENSES
        Interest on loan....................................  $ 4,431,999
        Management fee......................................    1,470,068
        Administration fee..................................      245,008
        Custody fee.........................................      118,808
        Accounting fee......................................       63,824
        Audit & Tax fees....................................       54,842
        Directors' fees & expenses..........................       32,850
        Transfer Agent fees.................................       36,500
        Registration fees...................................       29,262
        Legal fee...........................................       44,999
        Printing and mailing fees...........................       49,863
        Other...............................................       11,797
                                                              -----------
        Total expenses......................................                  6,589,820
                                                                            -----------
    Net Investment Income...................................                 19,792,166
                                                                            -----------
NET REALIZED GAIN (LOSS) ON:
        Investments.........................................     (739,126)
        Foreign Currency Transactions.......................      438,128      (300,998)
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
        Investments.........................................   (5,973,005)
        Translation of Foreign Denominated Assets and
        Liabilities.........................................     (170,066)   (6,143,071)
                                                              -----------   -----------
Net Realized Loss and Change in Net Unrealized
  Appreciation..............................................                 (6,444,069)
                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                $13,348,097
                                                                            ===========

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended October 31,

                                                                   2001           2000
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................   $ 19,792,166   $ 22,620,084
    Net realized gain (loss) on investments.................       (300,998)    19,239,387
    Change in net unrealized appreciation (depreciation)....     (6,143,071)    (5,322,621)
                                                               ------------   ------------
    Increase in net assets from operations..................     13,348,097     36,536,850
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (22,634,124)   (21,261,199)
                                                               ------------   ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...    (22,634,124)   (21,261,199)
                                                               ------------   ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (41,474 shares issued)................................        527,907             --
                                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................     (8,758,120)    15,275,651
                                                               ------------   ------------
NET ASSETS
    Beginning of year.......................................    165,459,312    150,183,661
                                                               ------------   ------------
    End of year*............................................   $156,701,192   $165,459,312
                                                               ============   ============
*Includes undistributed net investment income of:...........   $  1,307,864   $  3,831,694
                                                               ============   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............     $(398,610,832)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       411,200,743
    Net purchase of short-term portfolio investments........        (4,841,000)
                                                                 -------------
                                                                     7,748,911
    Net investment income...................................        19,792,166
    Accretion of discount on investments....................        (5,733,494)
    Capitalized income on payment-in-kind bonds.............            (8,081)
    Net change in receivables/payables related to
     operations.............................................           303,471
                                                                 -------------
        Net cash flows provided by operating activities.....        22,102,973
                                                                 -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................       (22,634,124)
    Proceeds from reinvestment of dividends.................           527,907
                                                                 -------------
        Net cash flows used by financing activities.........       (22,106,217)
                                                                 -------------
Net decrease in cash........................................            (3,244)
Payable to bank at beginning of year........................              (139)
                                                                 -------------
Payable to bank at end of year..............................     $      (3,383)
                                                                 =============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 2001, the Fund paid interest expense of $4,810,659.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed income securities.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this accounting principle will not be material to the financial statements.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Investments Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 2001, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 aggregated $399,148,371 and $409,398,796, respectively.

The federal income tax basis of the Fund's investments at October 31, 2001 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $8,089,574 (gross unrealized appreciation -- $9,009,304; gross unrealized depreciation -- $17,098,878).

During the year ended October 31, 2001, permanent book/tax differences of $318,128 arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

The Fund has a capital loss carry forward as of October 31, 2001 of $11,510,000 which expires in 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 5. BANK LOAN

The Fund has outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate is 5.780% and the maturity date is November 21, 2001. The collateral for the loan was valued at $190,617,323 on October 31, 2001 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

selling the Participation and only upon receipt by the Lender of the payments from the borrower. The total cost of the Fund's loan participations at October 31, 2001 was $9,947,687.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 2001, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 2001, the Fund has outstanding contracts to sell 238,000,000 Japanese Yen for US$ 1,966,942 for a scheduled settlement of November 19, 2001.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO OCTOBER 31, 2001

On November 20, 2001 the Fund terminated the loan agreement with ING Baring (U.S.) Capital Corporation. Also on November 20, 2001 the Fund borrowed $60,000,000 pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the Adviser acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year:

                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                          2001          2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................   $  12.96      $  11.77      $   9.70      $  15.65      $  15.25
                                        --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       1.57          1.78          1.74          1.87          1.59
Net realized and unrealized gain
 (loss) on investments...............      (0.52)         1.08          2.15         (5.16)          .30
                                        --------      --------      --------      --------      --------
   Total from investment
     operations......................       1.05          2.86          3.89         (3.29)         1.89
                                        --------      --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income...........      (1.77)        (1.67)        (1.82)        (1.66)        (1.49)
From net realized gains..............         --            --            --         (1.00)           --
                                        --------      --------      --------      --------      --------
   Total dividends and
     distributions...................      (1.77)        (1.67)        (1.82)        (2.66)        (1.49)
                                        --------      --------      --------      --------      --------
Net asset value, end of period.......   $  12.24      $  12.96      $  11.77      $   9.70      $  15.65
                                        ========      ========      ========      ========      ========
Market price per share, end of
 period..............................   $  13.00      $  11.50      $11.0625      $ 10.875      $13.8125
                                        ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN(a)...........     30.15%        20.06%        20.49%         4.83%         8.93%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest
     expense.........................      4.04%         4.34%         4.22%         3.48%         3.24%
   Total expenses, excluding interest
     expense (operating expenses)....      1.32%         1.24%         1.36%         1.32%         1.36%
   Net investment income.............     12.13%        13.65%        16.06%        13.35%         9.52%
SUPPLEMENTAL DATA:
   Net assets, end of period (000)...   $156,701      $165,459      $150,184      $122,877      $198,140
   Average net assets (000)..........   $163,117      $165,290      $137,389      $177,337      $211,806
   Portfolio turnover rate...........       192%          119%           80%          122%          175%
   Asset coverage for Loan
     outstanding.....................       361%          376%          350%          305%          430%
   Weighted average bank loan
     (000)...........................   $ 60,000      $ 60,000      $ 60,000      $ 60,000      $ 60,000
   Weighted average interest rate on
     bank loan.......................      7.29%         8.44%         6.45%         6.40%         6.62%

--------------------------------------------------------------------------------
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2001

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

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FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

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FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

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FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

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FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

LESLIE H. GELB

      President, The Council on Foreign Relations

HEATH B. MCLENDON

      Managing Director,
      Salomon Smith Barney Inc.
      President and Director, SSB CitiFund
      Management LLC and Travelers
      Investment Advisors, Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

CHARLES F. BARBER, EMERITUS

      Consultant; formerly Chairman,
      ASARCO Incorporated

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

LEWIS E. DAIDONE

      Executive Vice President and Treasurer

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

CHRISTINA T. SYDOR

      Secretary

ANTHONY PACE

      Controller

----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      125 Broad Street
      New York, New York 10004
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      125 Broad St.
      New York, New York 10004

SUB-ADMINISTRATOR

      Prudential Investments Fund Management, Inc.
      Gateway Center 3
      100 Mulberry Street
      Newark, NJ 07102

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

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 Notice is hereby given in accordance with Section 23(c) of the Investment
 Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
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                 This report is for stockholder information.
                 This is not a prospectus intended for use in
                     the purchase or sale of Fund shares.

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

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                               STATEN ISLAND, NY
                                                                   PERMIT NO.
                                                                      169

                                                                  SBWANN 10/01

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                                                     SALOMON BROTHERS
                                                     WORLDWIDE INCOME FUND INC

                                                   ANNUAL REPORT
                                                   October 31, 2001

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------